Investor   Presentation   February 24, 2021

2   Forward Looking Statements   This investor presentation contains statements reflecting our views about the future performance of Hostess Brands, Inc. and its subsidiaries (referred to as “Hostess Brands” or the “Company”) that constitute “forward-looking   statements” that involve substantial risks and uncertainties. Forward-looking statements are generally identified through the inclusion of words such as “believes,” “expects,” “intends,” “estimates,” “projects,” “anticipates,” “will,” “plan,”   “may,” “should,” or similar language. Statements addressing our future operating performance and statements addressing events and developments that we expect or anticipate will occur are also considered forward-looking   statements. All forward looking statements included herein are made only as of the date hereof. We undertake no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise.   These statements inherently involve risks and uncertainties that could cause actual results to differ materially from those anticipated in such forward-looking statements. These risks and uncertainties include, but are not limited to; our   ability to maintain, extend or expand our reputation and brand image; failing to protect our intellectual property rights; our ability to leverage our brand value to compete against lower-priced alternative brands; our ability to correctly   predict, identify and interpret changes in consumer preferences and demand and offering new products to meet those changes; our ability to operate in a highly competitive industry; our ability to maintain or add additional shelf or   retail space for our products; our ability to continue to produce and successfully market products with extended shelf life; our ability to successfully integrate, achieve expected synergies and manage our acquired businesses and brands;   our ability to drive revenue growth in our key products or add products that are faster-growing and more profitable; volatility in commodity, energy, and other input prices and our ability to adjust our pricing to cover any increased   costs; the availability and pricing of transportation to distribute our products; our dependence on our major customers; our geographic focus could make us particularly vulnerable to economic and other events and trends in North   America; consolidation of retail customers; increased costs to comply with governmental regulation; general political, social and economic conditions; increased healthcare and labor costs; the fact that a portion of our workforce   belongs to unions and strikes or work stoppages could cause our business to suffer; product liability claims, product recalls, or regulatory enforcement actions; unanticipated business disruptions; dependence on third parties for   significant services; inability to identify or complete strategic acquisitions; our insurance not providing adequate levels of coverage against claims; failures, unavailability, or disruptions of our information technology systems; departure of   key personnel or a highly skilled and diverse workforce; and our ability to finance our indebtedness on terms favorable to us; and other risks as set forth under the caption “Risk Factors” from time to time in our Securities and Exchange   Commission filings.   The impact of COVID-19 may also exacerbate these risks, any of which could have a material effect on the Company. This situation is changing rapidly and additional impacts may arise that the Company is not aware of currently. All   subsequent written or oral forward-looking statements attributable to us or persons acting on the Company's behalf are expressly qualified in their entirety by these risk factors. The Company undertakes no obligation to update any   forward-looking statement, whether as a result of new information, future events, or otherwise.   Industry and Market Data   In this Investor Presentation, Hostess Brands relies on and refers to information and statistics regarding market shares in the sectors in which it competes and other industry data. Hostess Brands obtained this information and statistics   from third-party sources, including reports by market research firms, such as Nielsen. All prior period market data in this presentation reflects the restatement of convenience channel data executed by Nielsen during 2020. Additionally,   prior period Nielsen data was adjusted to exclude the Cloverhill® and Big Texas® brands in the periods they were not owned by Hostess. Hostess Brands has supplemented this information where necessary with information from   discussions with Hostess customers and its own internal estimates, taking into account publicly available information about other industry participants and Hostess Brands’ management’s best view as to information that is not publicly   available.   Use of Non-GAAP Financial Measures   Adjusted net revenue, adjusted gross profit, adjusted operating income, adjusted net income, adjusted Class A net income, and adjusted EPS collectively referred to as “Non-GAAP Financial Measures,” are commonly used in the   Company’s industry and should not be construed as an alternative to net revenue, gross profit, operating income, net income, net income attributed to Class A stockholders or earnings per share as indicators of operating performance   (as determined in accordance with GAAP). These Non-GAAP financial measures exclude certain items included in the comparable GAAP financial measure. This Investor Presentation also includes non-GAAP financial measures, including   earnings before interest, taxes, depreciation, amortization and other adjustments to eliminate the impact of certain items that we do not consider indicative of our ongoing performance (“Adjusted EBITDA”) and Adjusted EBITDA Margin.   Adjusted EBITDA Margin represents Adjusted EBITDA divided by net revenues. Hostess Brands believes that these Non-GAAP Financial Measures provide useful information to management and investors regarding certain financial and   business trends relating to Hostess Brands’ financial condition and results of operations. Hostess Brands’ management uses these Non-GAAP Financial Measures to compare Hostess Brands’ performance to that of prior periods for trend   analysis, for purposes of determining management incentive compensation, and for budgeting and planning purposes. Hostess Brands believes that the use of these Non-GAAP Financial Measures provides an additional tool for   investors to use in evaluating ongoing operating results and trends. Management of Hostess Brands does not consider these Non-GAAP Financial Measures in isolation or as an alternative to financial measures determined in   accordance with GAAP. Other companies may calculate non-GAAP measures differently, and therefore Hostess Brands’ Non-GAAP Measures may not be directly comparable to similarly titled measures of other companies. The Company   does not provide a reconciliation of the forward-looking information to the most directly comparable GAAP measures because of the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such   reconciliations. Totals in this Investor Presentation may not add up due to rounding.

3   A Sustainable, Profitable Growth Story   Iconic Brands   Continuous Innovation   to Drive Growth   Collaborative Customer   Relationships   Efficient Manufacturing &   Distribution Model   Proven Scalable Platform   Adjusted Net Revenue and Adjusted EBITDA are non-GAAP financial measures. See “Use of Non-GAAP Financial Measures” in the Appendix for an explanation of all non-GAAP financial measures and   reconciliations to the comparable GAAP measures.   * Market share for the company for the doughnuts and snack cake subcategories within the Sweet Baked Goods category per Nielsen U.S. total universe, 13 weeks ending December 26, 2020.   $850 $908   $1,023   2018 2019 2020   (in millions)   9.7%   CAGR   $186 $205   $240   2018 2019 2020   (in millions)   13.6%   CAGR

4   Exciting Opportunities for Future Growth   Dedicated to Bringing Consumers the Comfort and Joy of   ? Maintained an unrelenting focus on maintaining the health and safety of our   employees while navigating the unpredictable COVID pandemic   ? Delivered double-digit net revenue and EBITDA growth   ? Developed exciting 2021 innovation establishing new platforms for incremental   growth   ? Achieved strong profit accretion from Voortman acquisition following successful   integration ahead of expectations solidifying platform for future acquisitions   ? Executed key strategic initiatives in a dynamic environment to deliver against   increasing consumer demand   ment   ainst

5   Well Positioned for Continued Growth   * Adjusted Net Revenue and Adjusted EBITDA for year ended December 31, 2020 as compared to prior year are non-GAAP financial measures. See “Use of Non-GAAP Financial Measures” and the Appendix for   an explanation of all non-GAAP financial measures and reconciliations to the comparable GAAP measures. Excludes the In-Store Bakery Business sold in 2019.   ** Source: Nielsen, Total Nielsen Universe for the Company within the SBG Category. Point of sale (“POS”) and Hostess branded Panel Data for the 52 weeks ended 12/26/20 as compared to the comparable   periods in the prior year.   ? Delivered Voortman   strong revenue and   EBITDA contribution   ahead of expectations   ? Reduced leverage to   within target range   ? Simplified   organizational   structure through   elimination of non-   controlling interest   ? Leveraged team’s   strong capabilities to   drive expanded   distribution and   execute integration   and conversion   of Voortman to direct-   to-warehouse   distribution model   ? Expanded digital   platform to   address growing   market demands   ? Maintained heightened   operational practices   and procedures for   employee safety   ? Executed key increases   to capacity with   installation of new   Donette line and other   operational changes   ? Modified product   assortment to optimize   profit and meet   consumer demand   ? 16.4% FY Adjusted Net   Revenue Growth*   ? 20.1% FY Adjusted   EBITDA Growth*   ? POS up 6.1%, driven by   Hostess branded POS   growth of 7.7%, ahead   of the SBG Category**   ? Hostess repeat buyers   growth ahead of the SBG   category with strong   growth in younger   demographic groups**   Grow the Core Grow through Innovation   Improve through   Agility & Efficiency   Cultivate Talent   & Capabilities   Leverage Strong   Cash Flow   ? Developed 2021   Innovation Slate with   exciting new platform   launches and   expansion into new   product forms, pack-   sizes and packaging   ? Adjusted   merchandising focus   to adapt to changes   in consumers buying   behavior and target   more profitable   channels and products

$52.4   $63.7   2019 2020   6   Driven by Voortman® and Hostess® Brand Growth   $216.7   $256.0   2019 2020   (in millions)   18.1%   growth   21.6%   growth   Results are for three and twelve months ended December 31, 2020 and 2019.   Adjusted Revenue and Adjusted EBITDA are non-GAAP financial measures. See “Use of Non-GAAP Financial Measures” and the Appendix for an explanation of all non-GAAP financial measures and reconciliations to the   comparable GAAP measures.   $204.7   $240.1   2019 2020   $907.7   $1,023.4   2019 2020   (in millions)   12.7%   growth   17.3%   growth   4th Quarter Full Year   16.4%   Growth Excluding ISB   20.1%   Growth Excluding ISB

7   Continued Growth of Sweet Baked Goods   Sweet Baked Goods net revenue growth driven by strong Hostess® branded sales, partially offset   by lower private-label and non-Hostess® branded sales as we continue to strategically rebalance   our portfolio to best serve customers and consumers while protecting margins.   Sweet Baked Goods $227.3 $216.7 $10.6 4.9% $920.4 $879.0 $41.4 4.7%   Cookies 28.7 - 28.7 100.0% 103.0 - 103.0 100.0%   In-Store Bakery - - - - - 28.7 (28.7) (100.0%)   Total Adjusted Net Revenue $256.0 $216.7 $39.3 18.1% $1,023.4 $907.7 $115.7 12.7%   Adjusted Net Revenue is a non-GAAP financial measure. See “Use of Non-GAAP Financial Measures” and the Appendix for an explanation of all non-GAAP financial measures and reconciliations   to the comparable GAAP measures.

8   Growing Point-of-Sale Over 6% While Maintaining Market Share in the Sweet Baked Goods Category   2017 2018 2019   18.0%   19.6% 19.5%   2017 2018 2019   $1,123   $1,275   $1,353   17.0%   2020   $1,199   2020   Source: Nielsen, Total Nielsen Universe for the Company within the SBG Category. Point of Sale and Market Share, 52 weeks ending 12/30/17, 12/29/18, 12/28/19, 12/26/20.   Prior period Nielsen data reflects the restatement of convenience channel data executed by Nielsen during 2020. Additionally, prior period Nielsen data was adjusted to exclude the Cloverhill® and Big Texas®   brands in the periods they were not owned by Hostess (2017 – 2018).

9   Driven by Strong Growth in Convenience, Grocery and Dollar Channels   Meaningful Market Share Gains in Key Channels   $0   $100   $200   $300   $400   $500   $600   $700   Convenience Grocery Mass Dollar Club Drug   52 WE 12/28/2019 52 WE 12/26/2020   Market Share 26.9% 13.8% 14.0% 27.9% 22.4% 48.7%   Market Share Change (bps) 137 5 (233) 449 (234) 164   POS Change 4.6% 11.7% (6.3)% 37.2% (4.4)% 1.0%   P   O   S     D   o   l   l   a   r   s   (   I   n     M   i   l   l   i   o   n   s   )   Total Hostess   6.1%   19.5%   (8)   $1,353M   $1,275M   All-time High Market Share   Source: Nielsen, Total Nielsen Universe for the Company within the SBG Category.   Point of sale (“POS”) and market share data changes for the 52 weeks ended 12/26/20 as compared to the comparable period in the prior year. Prior period Nielsen data reflects the restatement of convenience   channel data executed by Nielsen during 2020.

10   Growth Ahead of the Category Driven by Strong Performance in Convenience, Grocery and Dollar Channels   $0   $20   $40   $60   $80   $100   $120   $140   $160   Convenience Grocery Mass Dollar Club Drug   13 WE 12/28/2019 13 WE 12/26/2020   Market Share 27.7% 13.4% 11.5% 31.3% 21.5% 48.6%   Market Share Change (bps) 219 43 (433) 779 (442) 350   POS Change 5.8% 13.0% (21.4)% 51.6% (18.2)% 1.4%   P   O   S     D   o   l   l   a   r   s   (   I   n     M   i   l   l   i   o   n   s   )   Total Hostess   4.9%   19.3%   3   $329M   $314M   All-time High Market Share   Source: Nielsen, Total Nielsen Universe for the Company within the SBG Category.   Point of sale (“POS”) and market share data changes for the 13 weeks ended 12/26/20 as compared to the comparable period in the prior year. Prior period Nielsen data reflects the restatement of convenience   channel data executed by Nielsen during 2020.

-5.2%   11   Multi-Packs Continue Strong Growth   +2.6%   Q4 2020   Q2 2020   Q4 2020   +2.9%   +10.3%   +6.6%   Multi-Pack   Single Serve   Point-of-Sale Year-Over-Year Growth   Source: Nielsen, Total Nielsen Universe for the Company within the SBG Category. Q4 2020 - 13 weeks ended 12/26/20, Q3 2020 – 13 weeks ended 9/26/20 and Q2 2020 – 13 weeks ended 6/27/20   Q3 2020   +19.5%   Q2 2020   Q3 2020

12   Provides Flexibility to Invest in Growth and Generate Shareholder Value   Disciplined Approach   to Cash Management   ? Reinvest in business for   future growth   ? De-leverage   ? Strategic acquisitions   ? Return Capital to   Shareholders through   Securities Repurchases   History of successfully reducing leverage following   acquisitions while continuing to make disciplined investments   for growth   Q4   2018   Q4   2019   3.4x   4.5x   Target   Long-Term   Leverage   3.0-4.0x   n business for   wt   * Net Leverage ratio is net debt (total long-term debt less lease obligations, unamortized debt premiums and cash and cash equivalents) divided by adjusted EBITDA for the trailing twelve-month period.   4.5x** 4.3x**   3.9x   Q4   2020

13   Double-Digit Growth Across All Key Metrics   Driven by Contribution of Voortman Acquisition and Strong Hostess Demand   Adjusted Net Revenue $256.0 $216.7 $39.3 18.1% $1,023.4 $907.7 $115.7 12.7%   Adjusted Gross Profit $95.8 $75.3 $20.5 27.2% $369.4 $310.8 $58.5 18.8%   Adjusted Gross Margin 37.4% 34.7% 267bps 36.1% 34.2% 185bps   Adjusted EBITDA $63.7 $52.4 $11.3 21.6% $240.1 $204.7 $35.4 17.3%   Adjusted EBITDA Margin 24.9% 24.2% 70bps 23.5% 22.6% 91bps   Adjusted EPS $0.21 $0.16 $0.05 31.3% $0.75 $0.61 $0.14 23.0%   Adjusted Net Revenue, Adjusted Gross Profit, Adjusted Gross Margin, Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted EPS are non-GAAP financial measures. See “Use of Non-GAAP Financial Measures”   in the Appendix for an explanation of all non-GAAP financial measures and reconciliations to the comparable GAAP measures.

14   ($ in millions, except EPS and   leverage ratio) 2020 Actuals 2021 Guidance   Adjusted Net Revenue $1,023.4 3%-4.5% Growth   Adjusted EBITDA $240.1 $255 – $265 (Growth of 6 – 10%)   Adjusted EPS $0.75 $0.80 – $0.85* (Growth of 7 – 13%)   Leverage Ratio 3.9x ~3x* (Improvement of ~1 full turn)   Adjusted Net Revenue, Adjusted EBITDA and Adjusted EPS are non-GAAP financial measures. See “Use of Non-GAAP Financial Measures” and the Appendix for an explanation of all non-GAAP financial measures. The Company’s leverage ratio is net debt (total   long-term debt less cash) divided by adjusted EBITDA. The Company does not provide a reconciliation of forward-looking financial expectations to the most directly comparable GAAP financial measure because of the inherent difficulty in forecasting and   quantifying certain amounts that are necessary for such reconciliation; including adjustments that could be made for deferred taxes; remeasurement of the tax receivable agreement, transformation expenses and other non-operating gains or losses reflected in   the Company's reconciliation of historic non-GAAP financial measures, the amount of which could be material. Please refer to the Reconciliation of Non-GAAP Financial Measures included in the Appendix for further information about the use of these measures.   Solid Growth Building on Strong 2020 Performance   ? Capital expenditures of $60 - $65 million expected, including a $25 million investment in a new cake capacity   ? Effective tax rate of ~27% expected   * Guide assumes effective net settlement of warrants which expire in November 2021 and no additional share repurchases

15   Long-Term   Growth Drivers

16   Leading Peer Group Performance   Indulgent Snacking   Treats is the Fastest   Growing Snacking   Sub-Segment1   3   Strong Innovation   Pipeline with   Opportunities for   Expansion within   Existing Categories   Growing Repeat   Consumers Ahead of   the Category   Broad Reach Across   Channels with Highest   Distribution in SBG   91 %   ACV2   Source 1. Hostess Consumer Snacking Survey (N = 6082; 12/2020); McKinsey Analytics   Source 2: Nielsen, Total Nielsen Universe % ACV for the 52 weeks ending 12/26/20

17   Snacking Market Growth   2017 2020 2022E   +$10 Billion   Source: 1 IRI Actuals Total US -Multi Outlet + Conv Calendar; Mintel Forecast Total US –Multi Outlet + Conv Calendar.   2 Hostess Consumer Snacking Survey (N = 6082; 12/2020); McKinsey Analytics   $125B1   $170B2   $180B2

18   Well Positioned to Capture Top Consumer Preferences   Consumers Prefer Sweet Snacks   More Than Better-For-You   46%   54%   63%   66%   68%   69%   74%   Regional Hispanic snacks   Snackified entrees   Plant-based protein snacks   Breakfast snacks   Late-night snacks   Better-for-you snacks   Sweet Snacks   Snack preference is for Sweet Snacks   Source: Mintel Snacking Motivations and Attitudes, January 2019, Mintel.   #1   Snack Occasions by Type   32%   36%   32%   Sweet   Savory   Better-   for-You   32% 32%   Source: NPD Group/Snack Track YE March 2019.

19   Hostess® Has Over 90% Brand Awareness   +4.3%   Increasing Repeat Buyers   Growth Ahead of the Category   SBG   Category   Increasing Households   Buying Hostess   Young Transitionals   (Under 35 years old)   Source: AYTM Awareness Study, July 2020, Which of the following brands have you heard of?   Nielsen Panel 52 Weeks Ended 12/26/20.   28.8%   +4.2%

23%   24%   25%   26%   27%   28%   $460   $500   $540   $580   2018 2019 2020   POS Market Share   20   Leading Market Share at All-Time High   Convenience POS and Market Share   Source: Nielsen, Total Nielsen Universe for the Company in the Convenience channel within the SBG Category for the 52 weeks ended December 26, 2020 and the comparable prior year periods   P   O   S     D   o   l   l   a   r   s   (   I   n     M   i   l   l   i   o   n   s   )   M   arket Share   Continued   Market Share   Gains Establish   Strong   Platform for   Future Growth

21   Growth in $3.6 Billion Breakfast Sub-Category Driven by Strong Performance in Pastries and Doughnuts   10.1%   7.3%   9.6%   2.4%   3.5%   4.3%   Breakfast Pastries Doughnut Total Breakfast   Hostess   Category   POS Dollars Growth QTD vs Prior Year   $341M   Source: Nielsen, Total Nielsen Universe for the Company within the SBG Category. Point of sale (“POS”) changes for the 13 weeks ended 12/26/20 as compared to the   comparable period in the prior year. Prior period Nielsen data reflects the restatement of convenience channel data executed by Nielsen during 2020.    1 to

22   Strong Track Record of Success with 5.8% Increase in 3-Year Rolling Innovation Net Revenue Contribution vs. PY   Core Development   Building on Iconic Brand   Favorites with Flavor   Extensions   Expanding Breakfast   Accelerating Growth   within Fastest Growing   Subsegment of Category   Limited-Time-Offers   Keeping Products   Relevant and Engaging   for Consumers   New Platforms   Expanding into New   Consumer Need States   Targeting Younger   Consumers   Voortman Channel   Expansion   Penetrating Convenience   Channel with Single-serve   Usage Occasion

23   Successfully Executing Against Building Blocks for Accretive Growth   Transition to Warehouse   Distribution Model and   Integration into Hostess   Operations Securing   Cost Synergies   Accelerate Growth   through Increased   Merchandising and   Innovation   Driving Expanded   Depth of   Distribution and   Merchandising   ACV   1H   2020   2021 and   Beyond

24   Food C-Store Drug   91%   US xAOC   61%   Driving Increased Distribution through Expansion Into Convenience Channel and Increasing LTOs in 2021   Source: Nielsen, Total Nielsen Universe % ACV for the 52 weeks ending 12/26/20.   ~$10 million   of Annual Retail Revenue   5point Distribution GainAdditional Voortman   Revenue Growth   Opportunities   ? Distribution gains in   existing channels   ? Increase SKU counts at   existing retailers   ? Expand into   undeveloped   Convenience channel

25   Developing More Brand Activation Activities for Future Growth   120%   Increase in Consumer   Engagement vs. YA   Building eCommerce   presence through   Digital Shelf   Optimization   Driving Brand Activation Through   Increasing Presence in Social and   Other Media Outlets

Strengthening our core Hostess brand and expanding   into adjacent categories through innovation and   strong partnerships with our customers   26   We delight consumers and build iconic   brands supported by our core competencies   to drive profitable growth   Leveraging our highly efficient and   profitable business model   Executing strategic acquisitions to accelerate growth   while effectively managing our capital structure   Strong   Brand Equity   Low Cost   Model   Collaborative   Customer   Partnerships   Continuous   Innovation   Significant   Cash Flow   Core   Competencies

Organic Revenue   Growth   Top Quartile of   Peer Group1   27   Objective: Long-term leading performance in our peer group   Delivering Industry-Leading Total Shareholder Returns   Adjusted EBITDA   Margin   Top Quartile of   Peer Group1   Free Cash Flow   Conversion2   Top Quartile of   Peer Group1   1. Peer group defined as S&P Composite 1500 Packaged Foods and Meats Sub Index.   2. Free Cash Flow conversion is defined as (operating cash flow- capital expenditures)/net income.

28   Appendix

29   1. Acquisition, disposal and integration operating costs are included in other operating expenses on the consolidated statement of operations for the three months December 31, 2020.   2. Facility transition operating costs are included in general and administrative expenses on the consolidated statement of operations for the three months ended December 31, 2019   Net Gross Operating Net Class A Diluted Net Gross Operating Net Class A Diluted   Revenue Profit Income Income Net Income EPS Revenue Profit Income Income Net Income EPS   GAAP Results $ 256.0 $ 95.8 $ 44.2 $ 24.4 $ 23.6 $ 0.18 $ 216.7 $ 70.8 $ 39.5 $ 23.6 $ 21.7 $ 0.17   Non-GAAP adjustments:   Foreign currency impacts - - - 0.6 0.6 0.01 - - (7.1) (7.1) (6.7) (0.07)   Acquisition, disposal and integration related costs (1) - - 0.3 0.3 0.3 - - - 2.0 1.9 1.8 0.02   Facility transition costs (2) - - - - - - - 4.5 5.9 5.9 5.6 0.06   Tax Receivable Agreement Remeasurement - - 0.2 0.2 0.2 - - - (1.1) (1.1) (1.1) (0.01)   Impairment of property and equipment - - 3.0 3.0 2.9 0.02 - - 0.5 0.5 0.5 -   Remmeasurement of tax liabilities - - - 0.8 0.8 0.01 - - - (0.9) (0.9) (0.01)   Loss on debt refinancing - - - - - - - - - 0.5 0.5 -   Other - - - 0.5 0.5 - - - - (0.1) (0.1) -   Tax impact of adjustments - - - (1.1) (1.1) (0.01) - - - (0.4) (0.4) -   Adjusted Non-GAAP results $ 256.0 $ 95.8 $ 47.7 $ 28.7 $ 27.8 $ 0.21 $ 216.7 $ 75.3 $ 39.7 $ 22.8 $ 20.9 $ 0.16   Income tax 8.7 7.3   Interest expense 10.3 9.5   Depreciation & amortization 13.9 10.7   Share-based compensation 2.1 2.1   Adjusted EBITDA $ 63.7 $ 52.4   Three Months Ended December 31, 2019Three Months Ended December 31, 2020

30   1. Acquisition, disposal and integration operating costs include $8.0 million of selling expense, $8.9 million of general and administrative expenses and $4.3 million of business combination transaction costs for the twelve months ended December 31,   2020.   2. Special employee incentive compensation and facility transition operating costs are included general and administrative expenses on the consolidated statement of operations for the twelve months ended December 31, 2020 and 2019.   3. COVID-19 operating costs are included in general and administrative expenses on the consolidated statement of operations for the twelve months ended December 31, 2020. Total COVID-19 non-GAAP adjustments primarily consist of costs of   incremental cleaning and sanitation, personal protective equipment and employee bonuses.   Net Gross Operating Net Class A Diluted Net Gross Operating Net Class A Diluted   Revenue Profit Income Income Net Income EPS Revenue Profit Income Income Net Income EPS   GAAP Results $ 1,016.6 $ 355.6 $ 135.3 $ 68.4 $ 64.7 $ 0.51 $ 907.7 $ 299.8 $ 136.1 $ 77.6 $ 63.1 $ 0.55   Non-GAAP adjustments:   Foreign currency impacts - - - 2.1 2.0 0.02 - - (7.1) (7.1) (6.7) (0.07)   Acquisition, disposal and integration related costs (1) 6.8 8.0 29.2 29.2 27.6 0.22 - 1.6 5.5 5.5 5.1 0.05   Facility transition costs (2) - 3.7 5.7 5.7 5.3 0.04 - 9.4 12.1 12.1 11.4 0.1   Tax Receivable Agreement Remeasurement - - 0.8 0.8 0.8 - - - 0.2 0.2 0.2 -   Impairment of property and equipment - - 3.0 3.0 2.9 0.02 - - 1.9 1.9 1.9 0.02   Special employee incentive compensation (2) - - - - - - - - 1.9 1.9 1.8 0.02   COVID-19 costs (3) - 2.1 2.3 2.3 2.3 0.02 - - - - - -   Remeasurement of tax liabilities - - - (0.5) (0.5) - - - - (4.6) (4.6) (0.05)   Loss on debt refinancing - - - - - - - - 1.5 2.0 1.9 0.02   Other - - 0.1 1.8 1.7 0.01 - - - 1.2 1.2 0.01   Tax impact of adjustments - - - (10.9) (10.9) (0.09) - - - (3.9) (3.9) (0.04)   Adjusted Non-GAAP results $ 1,023.4 $ 369.4 $ 176.4 $ 101.9 $ 95.9 $ 0.75 $ 907.7 $ 310.8 $ 152.1 $ 86.8 $ 71.4 $ 0.61   Income tax 31.8 25.4   Interest expense 42.8 39.9   Depreciation & amortization 54.9 43.4   Share-based compensation 8.7 9.2   Adjusted EBITDA $ 240.1 $ 204.7   Twelve Months Ended December 31, 2019Twelve Months Ended December 31, 2020